UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  November 8, 2007

(Date of earliest event reported)

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

(Exact name of registrant as specified in its charter)

Washington

000-13468

91-1069248

(State or other jurisdiction of	(Commission File No.)	(IRS Employer Identification Number)
incorporation or organization)

1015 Third Avenue, 12th Floor, Seattle, Washington		98104
(Address of principal executive offices)		(Zip Code)

(206) 674-3400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 8, 2007, Expeditors International of Washington, Inc. (“Expeditors”) announced that R. Jordan Gates has been appointed President-Chief Operating Officer and Timothy C. Barber has been appointed President-Global Sales and Marketing, both effective January 1, 2008. Mr. Gates will continue to act as Chief Financial Officer until a replacement has been named. A copy of the press release announcing the promotion of Mr. Gates and Mr. Barber is filed with this report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

99.1	Press Release of Expeditors International of Washington, Inc., dated November 8, 2007, reporting the promotion of two principal officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

November 8, 2007	/s/ PETER J. ROSE
Peter J. Rose, Chairman and
Chief Executive Officer

November 8, 2007	/s/ R. JORDAN GATES
R. Jordan Gates, Executive Vice President-
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release of Expeditors International of Washington, Inc., dated November 8, 2007, reporting the promotion of two principal officers.